SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

October 25, 2018

Date of Report (Date of Earliest Event Reported)

Brightlane Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54027	300782905
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 West Loop South, Suite 600
Houston TX	77056
(Address of principal executive offices)	(Zip Code)

(888) 468-2856

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

Paritz & Company, P.A. (“Paritz”), the Company’s independent registered public accounting firm advised the Company on October 25, 2018 that Paritz was acquired by the auditing firm Prager Metis CPA’s LLC (“Prager”), and that the employees and partners of Paritz were joining Prager. As a result, effective October 25, Paritz resigned as the Company’s independent registered public accounting firm.

1) Previous Independent Auditors:

a.On October 25, 2018, Paritz resigned as the registrant’s registered independent public accountant.  On October 25, 2018, the registrant engaged Prager as its new registered independent public accountant.

b.For the years ended December 31, 2017 and 2016 and for the interim period through the time of their resignation, Paritz’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.The decision to dismiss Paritz and to engage Prager was approved by the registrant’s board of directors.

d.Through the period covered by the financial audit for the years ended December 31, 2017 and 2016 there have been no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Paritz would have caused them to make reference thereto in their report on the financial statements.  For the interim period through October 25, 2018 (the date of resignation), there have been no disagreements with Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Paritz would have caused them to make reference thereto in their report on the financial statements.

e.We have authorized Paritz to respond fully to any inquiries of Prager.

f.During the years ended December 31, 2017 and 2016 and the interim period through October 25, 2018, there have been no reportable events between the registrant and Paritz as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.The registrant provided a copy of the foregoing disclosures to Paritz prior to the date of the filing of this report and requested that Paritz furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 in this Form 8-K.

2) New Independent Accountants:

a.On October 25, 2018, the registrant engaged Prager Metis CPAs LLC, as its new registered independent public accountant.  During the years ended December 31, 2017 and 2016 and prior to October 25, 2018 (the date of the new engagement), we did not consult with Prager regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Prager, in either case where written or oral advice provided by Prager would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from Paritz & Company, P.A. regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Brightlane Corp.

By:      /s/ Steve Helm

Steve Helm

Chief Executive Officer

Chief Financial Officer

Dated:  October 29, 2018